Exhibit 99.1 Period ended September 30, 2020 Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved.

Cautionary Note Regarding Forward-Looking Statements The following information is current as of September 30, 2020 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) dated October 21, 2020, announcing its financial results for the quarter ended September 30, 2020 (the “Earnings Press Release”), the Form 10-Q for the quarter ended September 30, 2020 (filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2020), and subsequent reports filed with the SEC. This report contains “forward-looking” statements and information based on management’s current expectations as of the date of this report. Statements that are not historical facts, including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. This includes, but is not limited to: statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of COVID- 19 or any other pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; our expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the determination by our Board of Directors, and based on an evaluation of our earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks, and uncertainties; the Company’s 2020 guidance; the Company’s three-year horizon outlook; the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s projections regarding originations, earnings, and balance sheet position; and any estimates related to accounting standard changes. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in our 2019 Form 10-K and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of the Company’s allowance for loan losses and the related provision expense; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third-parties, including counterparties to our derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayment on the loans that we own; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires us to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. We do not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in our expectations. The Company reports financial results on a GAAP basis and also provides certain “Core Earnings” performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-fair value gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides a “Core Earnings” measure because it is one of several measures management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – ’Core Earnings’” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 2

Date Transaction Date Transaction Date Transaction July 2015 SMB Private Education Loan Trust 2015-B May 2016 SMB Private Education Loan Trust 2016-A February 2017 SMB Private Education Loan Trust 2017-A July 2016 SMB Private Education Loan Trust 2016-B October 2016 SMB Private Education Loan Trust 2016-C November 2017 SMB Private Education Loan Trust 2017-B March 2018 SMB Private Education Loan Trust 2018-A June 2018 SMB Private Education Loan Trust 2018-B September 2018 SMB Private Education Loan Trust 2018-C March 2019 SMB Private Education Loan Trust 2019-A June 2019 SMB Private Education Loan Trust 2019-B February 2020 SMB Private Education Loan Trust 2020-A August 2020 SMB Private Education Loan Trust 2020-B Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 3

• • • • • • • • • Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 4

Smart Smart Option Serviced Portfolio: 31-60 Delinquencies Day (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I inP&I loansof balance total of 1% than less constitutes vintage that in outstanding RepaymentP&I in loans of balancethe whenvintagea for points data excludes history performance Vintage loan. theon payments interest fullprincipaland maketo required first is borrowera whichduring year calendarthe as definedis Vintage Repayment (3) P&I period. reportingmonthlyapplicable the of end the at due were paymentsinterestand principal scheduledwhich forloans (2) thoseonly include Repayment in P&I Loans (1) 2020. 30, September of as Data Percent of P&I Repayment Balance 10% 0% 2% 4% 6% 8% Repayment outstanding for all vintages.all for outstanding Repayment Mar-14 Jun-14 Sep-14 31-60DayDelinquencies ofaas % Loans in P&I Repayment Dec-14 Mar-15 Jun-15 Serviced Portfolio Smart Option Student Loans - Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Sallie MaeData Bankfor Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 (1) Mar-20 Jun-20 Sep-20 Confidential and proprietaryand Confidential© information. 2020 Mae SallieAllBank. rights reserved. Percent of P&I Repayment Balance 10% 0% 2% 4% 6% 8% Mar-14 Jun-14 Repayment 31-60Day Delinquencies aas ofLoans % in P&I Sep-14 SLM Bank 2017 Vintage Bank SLM 2017 Vintage Bank SLM 2014 Vintage Bank SLM 2011 Dec-14 Smart Option Student Loans - Serviced Serviced Portfolio Smart Option Student Loans - Mar-15 Jun-15 Sep-15 Dec-15 Vintages 2011-2019 Repayment P&I Mar-16 Jun-16 Sallie MaeData Bankfor Sep-16 SLM Bank 2018 Vintage Bank SLM 2018 Vintage Bank SLM 2015 Vintage Bank SLM 2012 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 (3) (2), Jun-18 Sep-18 Dec-18 SLM Bank 2019 Vintage Bank SLM 2019 Vintage Bank SLM 2016 Vintage Bank SLM 2013 Mar-19 Jun-19 Sep-19 (1) Dec-19 Mar-20 Jun-20 5 Sep-20

Smart Smart Option Serviced Portfolio: 61-90 Delinquencies Day (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I inP&I loansof balance total of 1% than less constitutes vintage that in outstanding RepaymentP&I in loans of balancethe whenvintagea for points data excludes history performance Vintage loan. theon payments interest fullprincipaland maketo required first is borrowera whichduring year calendarthe as definedis Vintage Repayment (3) P&I period. reportingmonthlyapplicable the of end the at due were paymentsinterestand principal scheduledwhich forloans (2) thoseonly include Repayment in P&I Loans (1) 2020. 30, September of as Data Percent of P&I Repayment Balance 10% 0% 2% 4% 6% 8% Repayment outstanding for all vintages.all for outstanding Repayment Mar-14 Jun-14 Sep-14 61-90DayDelinquencies ofaas % Loans in P&I Repayment Dec-14 Mar-15 Jun-15 Serviced Portfolio Smart Option Student Loans - Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Data for Sallie Sallie MaeData Bankfor Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 (1) Sep-20 Confidential and proprietaryand Confidential© information. 2020 Mae SallieAllBank. rights reserved. Percent of P&I Repayment Balance 10% 0% 2% 4% 6% 8% Mar-14 Jun-14 Repayment 61-90Day Delinquencies aas ofLoans % in P&I Sep-14 SLM Bank 2017 Vintage Bank SLM 2017 Vintage Bank SLM 2014 Vintage Bank SLM 2011 Dec-14 Smart Option Student Loans - Serviced Serviced Portfolio Smart Option Student Loans - Mar-15 Jun-15 Sep-15 Dec-15 Vintages 2011-2019 Repayment P&I Mar-16 Jun-16 Sallie MaeData Bankfor Sep-16 SLM Bank 2018 Vintage Bank SLM 2018 Vintage Bank SLM 2015 Vintage Bank SLM 2012 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 (3) (2), Jun-18 Sep-18 Dec-18 SLM Bank 2019 Vintage Bank SLM 2019 Vintage Bank SLM 2016 Vintage Bank SLM 2013 Mar-19 Jun-19 Sep-19 (1) Dec-19 Mar-20 Jun-20 6 Sep-20

Smart Smart Option Serviced Portfolio: 91+ Day Delinquencies (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I inP&I loansof balance total of 1% than less constitutes vintage that in outstanding RepaymentP&I in loans of balancethe whenvintagea for points data excludes history performance Vintage loan. theon paymentsinterest fullprincipaland maketo required first is borrowera whichduring year calendarthe as(3) definedis Vintage Repayment P&I period. reportingapplicable monthly each of end the at due were paymentsinterestand principal scheduledwhich forloans (2) thoseonly include Repayment in P&I Loans (1) of as Data Percent of P&I Repayment Balance Repayment outstanding for all vintages.all for outstanding Repayment 10% 0% 2% 4% 6% 8% September Mar-14 Jun-14 Sep-14 91+Day Delinquencies aas Loans % of Repaymentin P&I 30, 2020. 30, Dec-14 Mar-15 Serviced Portfolio Smart Option Student Loans - Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Sallie MaeData Bankfor Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 (1) Mar-20 Jun-20 Sep-20 Confidential and proprietaryand Confidential© information. 2020 Mae SallieAllBank. rights reserved. Percent of P&I Repayment Balance 10% 0% 2% 4% 6% 8% Mar-14 Jun-14 91+Day Delinquencies aas Loans % of Repaymentin P&I Sep-14 SLM Bank 2017 Vintage Bank SLM 2017 Vintage Bank SLM 2014 Vintage Bank SLM 2011 Dec-14 Serviced Portfolio Smart Option Student Loans - Mar-15 Jun-15 Sep-15 P&I Repayment Vintages 2011-2019 Vintages 2011-2019 P&IRepayment Dec-15 Mar-16 Data for Sallie Sallie MaeData Bankfor Jun-16 Sep-16 SLM Bank 2018 Vintage Bank SLM 2018 Vintage Bank SLM 2015 Vintage Bank SLM 2012 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 (3) (2), Jun-18 Sep-18 Dec-18 SLM Bank 2019 Vintage Bank SLM 2019 Vintage Bank SLM 2016 Vintage Bank SLM 2013 Mar-19 Jun-19 (1) Sep-19 Dec-19 Mar-20 Jun-20 7 Sep-20

Smart Smart Option Serviced Portfolio: Forbearance . . Repayment inP&I loans of balance total of 1% than less constitutes vintage that in outstanding RepaymentP&I in loans of balancethe whenvintagea for points data excludes history performance Vintage loan. theon payments interest fullprincipaland maketo required first is borrowera whichduring year calendarthe as definedis Vintage Repayment (3) P&I period. reportingmonthlyapplicable the of endthe at weredue paymentsinterest principaland whichscheduled forandloans forbearance in loansinclude Forbearance(2) and Repayment in P&I Loans (1) of as Data Percent of P&I Repayment and Forbearance Balance outstanding for all vintages. for outstanding 10% 15% 20% 25% 0% 5% September Mar-14 Jun-14 Forbearanceand Repayment P&I in Loans ofa % as Forbearance Sep-14 30, 2020. 30, Dec-14 Serviced Portfolio Smart Option Student Loans - Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Data for Sallie Sallie MaeData Bankfor Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 (1) Dec-19 Mar-20 Jun-20 Sep-20 Confidential and proprietaryand Confidential© information. 2020 Mae SallieAllBank. rights reserved. Percent of P&I Repayment and Forbearance Balance 10% 15% 20% 25% 30% 0% 5% Mar-14 Jun-14 Forbearanceand Repayment P&I in Loans ofa % as Forbearance Sep-14 SLM Bank 2014 Vintage Bank SLM 2014 Vintage Bank SLM 2011 SLM Bank 2017 Vintage Bank SLM 2017 Dec-14 Serviced Portfolio Smart Option Student Loans - Mar-15 Jun-15 Sep-15 P&I Repayment Vintages Vintages 2011-2019 P&IRepayment Dec-15 Mar-16 Data for Sallie Sallie MaeData Bankfor Jun-16 Sep-16 Dec-16 SLM Bank 2018 Vintage Bank SLM 2018 Vintage Bank SLM 2015 Vintage Bank SLM 2012 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 (2), (3) Jun-18 Sep-18 Dec-18 Mar-19 SLM Bank 2019 Vintage Bank SLM 2019 Vintage Bank SLM 2016 Vintage Bank SLM 2013 Jun-19 Sep-19 (1) Dec-19 Mar-20 Jun-20 Sep-20 8

Smart Smart Option Serviced Portfolio: Annualized Gross Defaults (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I inP&I loansof balance total of 1% than less constitutes vintage that in outstanding RepaymentP&I in loans of balancethe whenvintagea for points data excludes history performance Vintage loan. theon paymentsinterest fullprincipaland maketo required first is borrowera whichduring year calendarthe as definedis Vintage Repayment (3) P&I period. reportingapplicable monthly each of end the at due were paymentsinterestand principal scheduledwhich forloans (2) thoseonly include Repayment in P&I Loans (1) of as Data Percent of P&I Repayment Balance 10% 0% 2% 4% 6% 8% Repayment outstanding for all vintages.all for outstanding Repayment September Mar-14 Jun-14 Repayment P&I in Loansofaas % DefaultsGross Annualized Sep-14 Smart Option Student Loans - Serviced Serviced Portfolio Smart Option Student Loans - Dec-14 30, 2020. 30, Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Sallie MaeData Bankfor Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 (1) Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Confidential and proprietaryand Confidential© information. 2020 Mae SallieAllBank. rights reserved. Percent of P&I Repayment Balance 10% 0% 2% 4% 6% 8% Mar-14 SLM Bank 2014 Vintage Bank SLM 2014 Vintage Bank SLM 2011 SLM Bank 2017 Vintage Bank SLM 2017 Jun-14 Annualized Gross Defaults as a % of Loans in P&I Repayment P&I in Loansofaas % DefaultsGross Annualized Sep-14 Dec-14 Serviced Portfolio Smart Option Student Loans - Mar-15 Jun-15 Sep-15 Vintages 2011-2019 P&IRepayment Dec-15 Mar-16 Sallie MaeData Bankfor Jun-16 Sep-16 SLM Bank 2018 Vintage Bank SLM 2018 Vintage Bank SLM 2015 Vintage Bank SLM 2012 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 (2), (3) (2), Mar-18 Jun-18 Sep-18 Dec-18 SLM Bank 2019 Vintage Bank SLM 2019 Vintage Bank SLM 2016 Vintage Bank SLM 2013 Mar-19 (1) Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 9 Sep-20

Smart Option Vintage Data: Cumulative Gross Default by Loan Type


Smart Option Student Loans - Serviced Portfolio: Total Portfolio
Cumulative Defaults by P&I Repayment Vintage
and Years Since First P&I Repayment Period (1)
Cumulative Defaults as a % of Disbursed Principal Entering P & I Repayment
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
0
1
2
3
4
5
6
7
8
9
1.2%
2.7%
3.8%
4.7%
6.1%
Years Since First P&I Repayment Period
2010(2)
2011(2)
2012(2)
2013(2)
2014(2)
2015(3)
2016(3)
2017(3)
2018(3)
2019(3)


Smart Option Student Loans - Serviced Portfolio: Interest Only
Cumulative Defaults by P&I Repayment Vintage
and Years Since First P&I Repayment Period (1)
Cumulative Defaults as a % of Disbursed Principal Entering P & I Repayment
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
0
1
2
3
4
5
6
7
8
9
1.1%
1.4%
1.9%
2.3%
3.0%
Years Since First P&I Repayment Period
2010(2)
2011(2)
2012(2)
2013(2)
2014(2)
2015(3)
2016(3)
2017(3)
2018(3)
2019(3)


Smart Option Student Loans - Serviced Portfolio: Fixed Pay
Cumulative Defaults by P&I Repayment Vintage
and Years Since First P&I Repayment Period(1)
Cumulative Defaults as a % of Disbursed Principal Entering P & I Repayment
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
0
1
2
3
4
5
6
7
8
9
0.9%
2.0%
3.1%
3.9%
5.2%
Years Since First P&I Repayment Period
2011(2)
2012(2)
2013(2)
2014(2)
2015(3)
2016(3)
2017(3)
2018(3)
2019(3)


Smart Option Student Loans - Serviced Portfolio: Deferred
Cumulative Defaults by P&I Repayment Vintage
and Years Since First P&I Repayment Period(1)
Cumulative Defaults as a % of Disbursed Principal Entering P & I Repayment
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
0
1
2
3
4
5
6
7
8
9
1.6%
3.9%
5.3%
6.6%
8.3%
Years Since First P&I Repayment Period
2012(2)
2013(2)
2014(2)
2015(3)
2016(3)
2017(3)
2018(3)
2019(3)

(1) Please see page 18 for a description and explanation of the data and calculations underlying these charts.

(2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.

(3) Data as of September 30, 2020 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans were included in an ABS trust.

Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved.
10

► Voluntary prepay speeds trend up as more loans enter P&I repayment. Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only (1), (2), (3) Voluntary CPR by Disbursement Vintage Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 11

► Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 12

Smart Option Combined (P&I Repayment - Total) Disbursed Principal Periodic Defaults Percentage P&I Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 427 1.3% 1.3% 1.2% 1.1% 0.9% 0.5% 0.4% 0.4% 0.2% 7.2% 2011(2) 996 0.8% 1.1% 1.3% 1.0% 0.8% 0.6% 0.5% 0.4% 6.6% 2012(2) 1632 0.5% 0.9% 1.3% 1.0% 0.8% 0.7% 0.4% 5.7% 2013(2) 2256 0.4% 1.0% 1.4% 1.0% 0.9% 0.7% 5.3% 2014(2) 2822 0.3% 1.5% 1.4% 1.2% 0.9% 5.4% 2015(3) 2491 0.3% 1.8% 1.5% 1.1% 0.8% 0.5% 6.1% 2016(3) 3183 0.2% 1.4% 1.5% 1.0% 0.6% 4.7% 2017(3) 3783 0.3% 1.3% 1.4% 0.7% 3.8% 2018(3) 4200 0.2% 1.2% 1.2% 2.7% 2019(3) 4476 0.3% 0.9% 1.2% Smart Option Combined (P&I Repayment - Co-signer) Disbursed Principal Periodic Defaults Percentage P&I Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 408 1.2% 1.3% 1.1% 1.0% 0.9% 0.5% 0.4% 0.3% 0.3% 7.1% 2011(2) 914 0.8% 1.0% 1.3% 1.0% 0.8% 0.6% 0.5% 0.4% 6.2% 2012(2) 1490 0.5% 0.8% 1.1% 0.9% 0.8% 0.7% 0.4% 5.1% 2013(2) 2046 0.3% 0.8% 1.2% 0.9% 0.9% 0.7% 4.7% 2014(2) 2543 0.3% 1.2% 1.3% 1.1% 0.9% 4.7% 2015(3) 2221 0.2% 1.5% 1.4% 1.0% 0.8% 0.5% 5.4% 2016(3) 2850 0.2% 1.2% 1.4% 0.9% 0.5% 4.3% 2017(3) 3395 0.2% 1.2% 1.4% 0.6% 3.4% 2018(3) 3776 0.2% 1.1% 1.1% 2.4% 2019(3) 4033 0.3% 0.8% 1.1% Smart Option Combined (P&I Repayment - No Co-signer) Disbursed Principal Periodic Defaults Percentage P&I Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 19 1.7% 2.9% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011(2) 82 1.9% 2.8% 2.2% 1.7% 1.1% 1.0% 0.6% 0.4% 11.7% 2012(2) 142 1.1% 2.8% 2.8% 1.9% 1.3% 1.1% 0.6% 11.7% 2013(2) 210 0.8% 2.9% 3.1% 1.8% 1.5% 0.9% 11.0% 2014(2) 279 0.9% 4.2% 3.0% 2.0% 1.4% 11.6% 2015(3) 270 1.0% 4.3% 2.6% 1.8% 1.2% 0.8% 11.7% 2016(3) 332 0.6% 3.1% 2.5% 1.5% 0.8% 8.4% 2017(3) 388 0.6% 2.9% 1.9% 1.1% 6.6% 2018(3) 424 0.5% 2.7% 1.6% 4.8% 2019(3) 443 0.5% 2.0% 2.5% Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 13

Smart Option Interest Only (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2010(2) 426 1.3% 1.4% 1.2% 1.1% 0.9% 0.5% 0.4% 0.3% 0.2% 7.2% 2011(2) 771 1.0% 1.1% 1.3% 0.9% 0.6% 0.5% 0.4% 0.3% 6.1% 2012(2) 855 0.7% 0.8% 0.9% 0.7% 0.6% 0.4% 0.3% 4.4% 2013(2) 890 0.6% 0.6% 0.9% 0.6% 0.5% 0.4% 3.6% 2014(2) 864 0.5% 0.7% 0.7% 0.6% 0.5% 3.0% 2015(3) 570 0.6% 0.8% 0.6% 0.4% 0.4% 0.2% 3.0% 2016(3) 748 0.5% 0.6% 0.6% 0.4% 0.2% 2.3% 2017(3) 954 0.6% 0.5% 0.5% 0.3% 1.9% 2018(3) 1099 0.5% 0.5% 0.4% 1.4% 2019(3) 1168 0.6% 0.5% 1.1% Smart Option Interest Only (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2010(2) 407 1.2% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.3% 0.2% 7.1% 2011(2) 712 0.9% 1.0% 1.2% 0.9% 0.6% 0.5% 0.4% 0.3% 5.8% 2012(2) 787 0.7% 0.6% 0.8% 0.6% 0.6% 0.4% 0.3% 4.0% 2013(2) 818 0.5% 0.5% 0.8% 0.5% 0.5% 0.4% 3.1% 2014(2) 785 0.5% 0.5% 0.6% 0.6% 0.4% 2.6% 2015(3) 497 0.5% 0.6% 0.5% 0.4% 0.4% 0.2% 2.6% 2016(3) 651 0.4% 0.5% 0.5% 0.4% 0.2% 2.0% 2017(3) 832 0.5% 0.4% 0.5% 0.3% 1.7% 2018(3) 965 0.4% 0.4% 0.3% 1.2% 2019(3) 1033 0.6% 0.4% 0.9% Smart Option Interest Only (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2010(2) 19 1.7% 2.9% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.1% 2011(2) 59 2.1% 2.4% 1.8% 1.5% 1.0% 0.8% 0.5% 0.2% 10.2% 2012(2) 67 1.4% 2.1% 2.0% 1.3% 0.8% 0.7% 0.3% 8.5% 2013(2) 72 1.5% 2.0% 2.0% 1.4% 1.0% 0.4% 8.3% 2014(2) 79 1.3% 2.1% 1.8% 1.2% 0.9% 7.3% 2015(3) 73 1.3% 2.0% 1.2% 0.7% 0.5% 0.3% 5.9% 2016(3) 98 1.0% 1.4% 1.1% 0.8% 0.4% 4.7% 2017(3) 122 1.1% 1.3% 0.8% 0.5% 3.7% 2018(3) 134 0.9% 1.1% 0.8% 2.8% 2019(3) 136 0.9% 1.3% 2.2% Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 14

Smart Option Fixed Payment (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2011(2) 221 0.3% 1.4% 1.6% 1.3% 1.3% 1.0% 0.9% 0.7% 8.5% 2012(2) 529 0.4% 1.0% 1.8% 1.2% 1.1% 0.9% 0.6% 6.9% 2013(2) 732 0.4% 1.0% 1.4% 1.0% 1.1% 0.7% 5.5% 2014(2) 960 0.4% 1.1% 1.3% 1.1% 0.9% 4.7% 2015(3) 782 0.4% 1.3% 1.3% 0.9% 0.8% 0.5% 5.2% 2016(3) 1010 0.4% 1.0% 1.2% 0.9% 0.5% 3.9% 2017(3) 1174 0.3% 0.9% 1.2% 0.6% 3.1% 2018(3) 1263 0.3% 0.9% 0.8% 2.0% 2019(3) 1369 0.3% 0.6% 0.9% Smart Option Fixed Payment (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2011(2) 199 0.2% 1.1% 1.4% 1.2% 1.3% 0.9% 0.9% 0.6% 7.7% 2012(2) 482 0.3% 0.8% 1.6% 1.1% 1.0% 0.8% 0.6% 6.2% 2013(2) 669 0.3% 0.8% 1.3% 0.9% 1.0% 0.7% 5.0% 2014(2) 877 0.3% 0.9% 1.2% 1.1% 0.9% 4.3% 2015(3) 705 0.3% 1.1% 1.2% 0.8% 0.7% 0.4% 4.6% 2016(3) 909 0.3% 0.9% 1.1% 0.8% 0.4% 3.5% 2017(3) 1056 0.3% 0.8% 1.2% 0.5% 2.8% 2018(3) 1136 0.2% 0.8% 0.8% 1.8% 2019(3) 1230 0.3% 0.5% 0.8% Smart Option Fixed Payment (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2011(2) 22 1.3% 3.9% 3.3% 2.3% 1.5% 1.5% 0.9% 0.8% 15.6% 2012(2) 47 1.4% 3.1% 3.8% 2.2% 1.9% 1.2% 0.7% 14.3% 2013(2) 63 1.0% 2.7% 3.0% 1.8% 1.4% 1.1% 11.0% 2014(2) 82 1.3% 3.1% 2.5% 1.6% 1.3% 9.7% 2015(3) 77 1.5% 2.9% 2.8% 1.8% 1.1% 0.7% 10.8% 2016(3) 102 0.9% 2.3% 2.0% 1.4% 0.8% 7.4% 2017(3) 118 0.8% 2.2% 1.6% 1.3% 5.8% 2018(3) 127 0.8% 2.0% 1.5% 4.2% 2019(3) 139 0.6% 1.1% 1.7% Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 15

Smart Option Deferred (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2012(2) 249 0.1% 1.5% 1.4% 1.6% 1.1% 1.2% 0.8% 7.6% 2013(2) 635 0.1% 1.6% 2.1% 1.4% 1.3% 1.1% 7.6% 2014(2) 999 0.1% 2.5% 2.3% 1.7% 1.4% 8.0% 2015(3) 1140 0.1% 2.8% 2.1% 1.5% 1.1% 0.7% 8.3% 2016(3) 1424 0.0% 2.2% 2.2% 1.3% 0.8% 6.6% 2017(3) 1655 0.1% 2.1% 2.1% 1.0% 5.3% 2018(3) 1838 0.1% 1.9% 1.9% 3.9% 2019(3) 1939 0.1% 1.5% 1.6% Smart Option Deferred (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2012(2) 220 0.1% 1.1% 1.2% 1.4% 1.1% 1.2% 0.7% 6.7% 2013(2) 559 0.1% 1.3% 1.8% 1.2% 1.2% 1.1% 6.7% 2014(2) 881 0.1% 2.0% 2.0% 1.6% 1.3% 7.0% 2015(3) 1019 0.1% 2.3% 1.9% 1.4% 1.0% 0.6% 7.4% 2016(3) 1291 0.0% 1.9% 2.1% 1.3% 0.8% 6.0% 2017(3) 1506 0.1% 1.8% 2.0% 0.9% 4.9% 2018(3) 1675 0.1% 1.7% 1.8% 3.6% 2019(3) 1770 0.1% 1.3% 1.4% Smart Option Deferred (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9Total 2012(2) 28 0.0% 4.2% 2.8% 3.0% 1.8% 1.7% 1.2% 14.8% 2013(2) 75 0.1% 3.9% 4.2% 2.3% 2.0% 1.2% 13.7% 2014(2) 118 0.3% 6.4% 4.2% 2.9% 1.8% 15.7% 2015(3) 120 0.6% 6.6% 3.3% 2.4% 1.6% 1.2% 15.7% 2016(3) 133 0.0% 4.9% 3.8% 2.1% 1.2% 12.0% 2017(3) 149 0.1% 4.8% 3.2% 1.6% 9.6% 2018(3) 163 0.0% 4.5% 2.4% 6.9% 2019(3) 169 0.0% 3.4% 3.4% Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 16

Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved. 17

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Smart Option Loan Program: Prepayment Methodology

Calculations

$$Prepayment_t = PMT_t - SP_t$$

$$SMM_t = Prepayment_t / EXP_t$$

$$SR_t = 1 - SMM_t$$

$$CPR_n = 1 - \left[\prod_{t=1}^{3} SR_t\right]^4$$

where:

$n = quarter$

$t = month\ of\ quarter$

Examples[(1)]

t	PMT_t	SP_t	EXP_t	$Prepayment_t$	SMM_t	SR_t	CPR
0							
Borrower is in school ($25 fixed payment due)							
1	$25	$25	$10,029	$0	0.0%	100.0%	
2	$25	$25	$10,058	$0	0.0%	100.0%	
3	$25	$25	$10,088	$0	0.0%	100.0%	0.0%
Borrower is in P&I repayment (full P&I payment due)							
1	$164	$114	$9,941	$50	0.5%	99.5%	
2	$164	$114	$9,831	$50	0.5%	99.5%	
3	$164	$114	$9,720	$50	0.5%	99.5%	5.9%
Borrower uses forbearance in period 3 (full P&I payment due)							
1	$114	$114	$9,941	$0	0.0%	100.0%	
2	$114	$114	$9,881	$0	0.0%	100.0%	
3	$0	$114	$9,821	($114)	-1.2%	101.2%	-4.7%

(1) Calculations assume a 6.5% interest rate and a standard 10-year loan repayment term. Starting loan balance is $10,000 for all three scenarios.

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